SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 23, 2003
                                                        (December 23, 2003)
                                                        -------------------

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-12699                  95-4803544
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)          Identification No.)


        3100 Ocean Park Blvd., Santa Monica,                  CA 90405
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      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events and Regulation FD Disclosure.

     On December 23, 2003, Activision, Inc. issued a press release announcing that Robert J. Corti, Chief Financial Officer of Avon Products, and Peter J. Nolan, a managing partner of Leonard Green & Partners, have been appointed to the company's Board of Directors. Activision also announced the resignation of Steven T. Mayer from its Board. The press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1 Press Release of Activision, Inc., dated December 23, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2003

                                 ACTIVISION, INC.

                                 By:/s/ Ronald Doornink
                                    ----------------------------
                                    Name:  Ronald Doornink
                                    Title: President


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